                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to (Section) 240.14a-11(c) or (Section)
    240.14a-12

                            THE GRAND UNION COMPANY
                            -----------------------
                (Name of Registrant as Specified In Its Charter)

                                   ---------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)     Title of each class of securities to which transaction applies:
       (2)     Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)     Proposed maximum aggregate value of transaction:
       (5)     Total fee paid:

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)     Amount Previously Paid:
       (2)     Form, Schedule or Registration Statement No.:
       (3)     Filing Party:
       (4)     Date Filed:

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                             THE GRAND UNION COMPANY
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                 AUGUST 19, 1999


                  The undersigned hereby nominates, constitutes and appoints J. Wayne Harris and Jeffrey P. Freimark, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of THE GRAND UNION COMPANY which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey, 07495, at 10:00 a.m. on August 19, 1999, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

                  THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2.

                  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS, AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY /X/

1.       ELECTION OF DIRECTORS

/ / FOR all nominees   / / WITHHOLD AUTHORITY for all nominees

         Election of the following nominees as directors: J. Wayne Harris, Jack
W. Partridge, Jr., Gary M. Philbin, Martin Bernstein, Thomas R. Cochill, Joseph Colonnetta, Jacob W. Doft, David M. Green, Joseph V. Lash, Anthony Petrillo and Scott Tepper.

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE.)

2.       RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT
         ACCOUNTANTS:

         / / FOR              / / AGAINST           / / ABSTAIN

3. IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



Signature(s) ______________________
Date _____________________, 1999

Please date and sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full titles as such. Joint owners each should sign personally.